UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2012

Hines Global REIT, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On August 31, 2012, Hines Global REIT 550 Terry Francois LP, a wholly-owned subsidiary of Hines Global REIT Properties LP, which is a subsidiary of Hines Global REIT, Inc. ("Hines Global"), acquired 550 Terry Francois, an office building located in San Francisco, California.  The seller is not affiliated with Hines Global or its affiliates.

On September 5, 2012, Hines Global filed a Current Report on Form 8-K (the "Initial Report") with regard to the acquisition of 550 Terry Francois.  After reasonable inquiry, Hines Global is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

550 Terry Francois, California-For the Six Months Ended June 30, 2012 (Unaudited) and the Year Ended December 31, 2011

Independent Auditors' Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith and incorporated herein by reference.

Hines Global REIT, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2012
Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2012
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011
Notes to Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits - None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

October 11, 2012	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

INDEPENDENT AUDITORS’ REPORT

To the Partners of
Hines Global REIT Properties, L.P.
Houston, TX

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of 550 Terry Francois (the “Property”), an office building located in San Francisco, California for the year ended December 31, 2011. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Global REIT, Inc.) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 2 to the Historical Summary of the Property for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ Saville Dodgen & Company, PLLC

Dallas, Texas
October 11, 2012

550 TERRY FRANCOIS, SAN FRANCISCO, CALIFORNIA
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2012 (Unaudited) and Year Ended December 31, 2011

Revenues:	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Rental revenue	$8,803,975	$17,563,153
Other revenue	549,608	1,063,985
Total revenues	9,353,583	18,627,138
Certain operating expenses:
Utilities	415,920	813,938
Real estate taxes	1,023,352	2,031,406
Repairs and maintenance	130,214	307,422
Cleaning services	47,210	78,399
Salaries and wages	112,777	221,668
Building management services	34,371	68,040
Insurance	135,013	266,984
Parking garage expenses	270,700	504,743
Total certain operating expenses	2,169,557	4,292,600
Revenues in excess of certain operating expenses	$7,184,026	$14,334,538

See accompanying notes to statements of revenues and certain operating expenses.

550 TERRY FRANCOIS, SAN FRANCISCO, CALIFORNIA
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2012 (unaudited) and for the Year Ended December 31, 2011

(1) Organization

550 Terry Francois (the “Property”) is an office building located in San Francisco, California that contains 282,773 square feet of rentable area. The Property was acquired by Hines Global REIT 550 Terry Francois LP, a subsidiary of Hines Global REIT, Inc. The acquisition was completed on August 31, 2012.

(2)  Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summaries include the historical revenues and operating expenses of the Property, exclusive of interest expense, depreciation and amortization, management fees, and other nonrecurring owner specific expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

The statement of revenues and certain operating expenses and notes thereto for the six months ended June 30, 2012 included in this report is unaudited.  In the opinion of management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

In preparing the accompanying financial statements, we evaluated events and transactions that occurred subsequent to December 31, 2011, through the date that the accompanying financial statements were available to be issued on October 11, 2012.

(3) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)  Significant Accounting Policies

(a) Revenue Recognition

The Property’s operations consist of rental revenue earned from the tenant under a leasing arrangement which provides for minimum rent, escalations, and charges to the tenant for the real estate taxes and operating expenses.  The lease with the tenant is a net lease, and it has been accounted for as an operating lease.  Rental revenue is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire term of the lease, which resulted in rental revenue in excess of contractual rent of $445,546 (unaudited) for the six months ended June 30, 2012 and $891,091 for the year ended December 31, 2011.

(b)  Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

550 TERRY FRANCOIS, SAN FRANCISCO, CALIFORNIA
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2012 (unaudited) and for the Year Ended December 31, 2011

(5) Rental Revenue

The aggregate annual minimum cash payments to be received on the noncancelable operating leases in effect as of December 31, 2011 are as follows:

Year ending December 31:	Amount
2012	$16,285,840
2013	17,464,060
2014	17,464,060
2015	17,464,060
2016	17,464,060
Thereafter	14,553,384
Total	$100,695,464

Total minimum future rental revenue represents the base rent that the tenant is required to pay under the terms of its lease in effect at December 31, 2011 exclusive of charges for contingent rents, operating expenses and real estate taxes. Pursuant to the tenant’s lease, they are entitled to a rental credit if they elect to provide their own janitorial services. During the year ended December 31, 2011 the tenant was given a rental credit of $534,441. There were no significant contingent rents for the six months ended June 30, 2012 (unaudited) and for the year ended December 31, 2011.

Of the total rental revenue for the year ended December 31, 2011, 100% was earned from a tenant in the specialty apparel industry whose lease expires in 2017.

* * * * *

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Hines Global REIT, Inc. (“Hines Global”) and, together with Hines Global REIT Properties, LP (the “Operating Partnership”), (the “Company”) made the following acquisitions since January 1, 2011:

Property Name	Date of Acquisition	Net Purchase Price
Stonecutter Court	March 11, 2011	$146.8 million
FM Logistic	April 27, 2011	$70.8 million
Gogolevsky 11	August 25, 2011	$96.1 million
250 Royall Street	September 9, 2011	$57.0 million
Campus at Marlborough	October 28, 2011	$103.0 million
Fisher Plaza	December 15, 2011	$160.0 million
9320 Excelsior Boulevard	December 27, 2011	$69.5 million
Poland Logistics Portfolio (1)	March 29, 2012	$157.1 million
144 Montague	April 16, 2012	$91.3 million
100 Brookes Street	July 13, 2012	$67.6 million
Minneapolis Retail Center	August 1, 2012	$125.3 million
550 Terry Francois	August 31, 2012	$180.0 million

(1) The net contract purchase price for these four logistics facilities was €98.6 million (approximately $131.3 million based on a rate of $1.33 per Euro as of the transaction date), exclusive of transaction costs and working capital reserves. On October 9, 2012, a subsidiary of the Company acquired a fifth property, ProLogis Park Sosnowiec, which is referred to as the Sosnowiec Asset. The net contract purchase price was €19.9 million (approximately $25.8 million based on a rate of $1.30 per Euro as of the transaction date), exclusive of transaction costs and working capital reserves. The Company refers to all five of these logistics facilities located in Poland, collectively, as the Poland Logistics Portfolio.

The unaudited pro forma consolidated balance sheet assumes that the acquisitions of 100 Brookes Street, Minneapolis Retail Center and 550 Terry Francois occurred on June 30, 2012 and the unaudited pro forma consolidated statements of operations assume that all acquisitions described above occurred on January 1, 2011.

In management's opinion, all adjustments necessary to reflect the effects of these acquisitions have been made. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of the period presented, nor does it purport to represent the results of operations for future periods.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2012
(In thousands, except per share amounts)

	June 30, 2012	Adjustments for 550 Terry Francois Acquisition		Other Adjustments		Pro Forma
ASSETS
Investment property, net	$1,095,734	$150,670	(a)	$178,260	(f)	$1,424,664
Investment in unconsolidated entities	3,298	—		—		3,298
Cash and cash equivalents	90,800	—		(90,800)	(g)	—
Restricted cash	7,427	—		—		7,427
Derivative Instruments	2,964	—		—		2,964
Tenant and other receivables	16,314	—		—		16,314
Intangible lease assets, net	328,774	29,330	(a)	56,022	(f)	414,126
Deferred leasing costs, net	3,478	—		—		3,478
Deferred financing costs, net	10,626	—		—		10,626
Real estate loans receivable	15,185	—		—		15,185
Other assets	12,749	—		(7,954)	(g)	4,795
Total Assets	$1,587,349	$180,000		$135,528		$1,902,877
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$24,791	$850	(b)	$4,895	(h)	$30,536
Due to affiliates	17,610	4,050	(c)	4,926	(i)	26,586
Intangible lease liabilities, net	14,817	—		15,551	(f)	30,368
Other liabilities	14,005	—		—		14,005
Derivative instruments	15,519	—		—		15,519
Distributions payable	8,903	—		—		8,903
Notes payable	695,369	142,000	(d)	115,666	(g)	953,035
Total liabilities	791,014	146,900		141,038		1,078,952

Commitments and Contingencies	—	—		—		—

Equity:
Stockholders' equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of June 30, 2012	—	—		—		—
Common shares, $.001 par value; 1,500,000 common shares authorized, 111,179 common shares issued and outstanding as of June 30, 2012	111	38	(e)	5	(j)	154
Additional paid-in capital	893,132	37,962	(e)	4,306	(j)	935,400
Accumulated deficit	(100,652)	(4,900)	(b)(c)	(9,821)	(h)(i)	(115,373)
Accumulated other comprehensive income (loss)	(28,688)	—		—		(28,688)
Total stockholders' equity	763,903	33,100		(5,510)		791,493
Noncontrolling interests	32,432	—		—		32,432
Total equity	796,335	33,100		(5,510)		823,925
Total Liabilities and Equity	$1,587,349	$180,000		$135,528		$1,902,877

See notes to unaudited pro forma consolidated balance sheet and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2012

Adjustments for 550 Terry Francois

(a)
To record the pro forma effect of the Company's acquisition of 550 Terry Francois, assuming it had occurred on June 30, 2012. Investment property and intangible lease assets and liabilities were recorded at fair value. Pro forma adjustments related to these amounts are preliminary and subject to change.

(b)	To record the pro forma effect of the Company's acquisition expenses related to the acquisition of 550 Terry Francois.

(c)	To record the pro forma effect of the Company's 2.25% acquisition fee related to the acquisition of 550 Terry Francois.

(d)	To record the pro forma effect of the revolver borrowings used in the purchase of 550 Terry Francois. No permanent financing has been put into place for 550 Terry Francois.

(e)	To record the pro forma effect of the proceeds required from the issuance of shares of the Company's common stock to complete the acquisition described in (a) above.

Other Adjustments

(f)
To record the pro forma effect of the Company's acquisitions of 100 Brookes Street, the Minneapolis Retail Center and the Sosnowiec Asset, assuming they had occurred on June 30, 2012. The net purchase prices were allocated to investment property, net and intangible lease assets, net and intangible lease liabilities, net. Pro forma adjustments related to these purchase price allocations are preliminary and subject to change.

(g)
The acquisitions were funded using proceeds from the Company's current public offering and related mortgage financing. See Note 4 - Debt Financing in the June 30, 2012 10-Q for additional information regarding the Company's financing activity. Additionally, as of June 30, 2012, the Company had funded deposits totaling approximately $8.0 million related to 100 Brookes Street, the Minneapolis Retail Center and the Sosnowiec Asset acquisitions which were recorded in other assets on the consolidated balance sheet.

(h)	To record the pro forma effect of the Company's acquisition expenses related to the acquisitions of 100 Brookes Street, the Minneapolis Retail Center and the Sosnowiec Asset.

(i)	To record the pro forma effect of the Company's 2.25% acquisition fee related to the acquisitions of 100 Brookes Street, the Minneapolis Retail Center and the Sosnowiec Asset.

(j)	To record the pro forma effect of the proceeds required from the issuance of shares of the Company's common stock to complete the acquisitions described in (f) above.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012
(In thousands, except per share amounts)

	Six Months Ended June 30, 2012	Adjustments for 550 Terry Francois Acquisition		Other Adjustments		Pro Forma
Revenues:
Rental revenue	$74,318	$9,531	(a)	$16,378	(d)	$100,227
Other revenue	5,285	532	(a)	241	(d)	6,058
Total revenues	79,603	10,063		16,619		106,285
Expenses:
Property operating expenses	17,849	1,136	(a)	3,157	(d)	22,142
Real property taxes	6,358	1,016	(a)	1,673	(d)	9,047
Property management fees	1,650	279	(b)	364	(d)	2,293
Depreciation and amortization	37,824	3,417	(a)	9,354	(d)	50,595
Acquisition related expenses	6,722	—		(6,688)	(e)	34
Asset management and acquisition fees	8,767	—		(7,095)	(f)	1,672
General and administrative expenses	1,880	—		—		1,880
Total expenses	81,050	5,848		765		87,663
Income (loss) before other income (expenses) and benefit (provision) for income taxes	(1,447)	4,215		15,854		18,622
Other income (expenses):
Gain (loss) on derivative instruments	1,821	—		—		1,821
Other gains (losses)	(2,282)	—		—		(2,282)
Interest expense	(16,525)	(1,413)	(c)	(4,805)	(g)	(22,743)
Interest income	27	—		—		27
Income (loss) before benefit (provision) for income taxes	(18,406)	2,802		11,049		(4,555)
Benefit (provision) for income taxes	246	—		—		246
Net income (loss)	(18,160)	2,802		11,049		(4,309)
Net (income) loss attributable to noncontrolling interests	398	—		—		398
Net income (loss) attributable to common stockholders	$(17,762)	$2,802		$11,049		$(3,911)
Basic and diluted income (loss) per common share:	$(0.18)					$(0.04)
Weighted average number common shares outstanding	100,066			7,435	(h)	107,501

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Six Months Ended June 30, 2012

(a)
To record the pro forma effect of the Company's acquisition of 550 Terry Francois based on its historical results of operations assuming that the acquisition had occurred on January 1, 2011. Depreciation and amortization was calculated based on the fair values of the investment property and intangible lease assets and liabilities, which are preliminary and subject to change.

(b)	To record the pro forma effect of the Company's 3.0% property management fee assuming that the acquisition of 550 Terry Francois had occurred on January 1, 2011.

(c)
To record the pro forma effect of interest expense on a $142.0 million revolver borrowing related to the acquisition of 550 Terry Francois assuming that the borrowing was outstanding as of January 1, 2011. The interest rate of on the revolver borrowing was 1.99% as of the date of acquisition. No permanent financing has been put into place for 550 Terry Francois.

(d)
To record the pro forma effect of the Company's acquisitions of Poland Logistics Portfolio, 144 Montague, 100 Brookes Street, and the Minneapolis Retail Center based on their historical results of operations assuming that the acquisitions had occurred on January 1, 2011.

(e)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company's acquisitions listed in (d) above.

(f)
To eliminate the effect of the non-recurring acquisition fees recorded in relation to the Company's acquisitions listed above. No pro forma adjustments were made in relation to the 1.5% asset management fee since all but $1.7 million of asset management fees were waived for the six months ended June 30, 2012.

(g)
To record the pro forma effect of the Company's interest expense assuming that the Company had permanent financing in place as of January 1, 2011 related to its acquisitions of the Poland Logistics Portfolio, 144 Montague, 100 Brookes Street, and the Minneapolis Retail Center. See Note 4 - Debt Financing in the June 30, 2012 10-Q for additional information regarding the Company's financing activity.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Six Months Ended June 30, 2012

(h)
To record the pro forma effect of the proceeds required from the issuance of shares of the Company's common stock to complete the acquisitions described in (a) and (d) above, less amounts received from the financing activities described in (c) and (g) above.  This adjustment assumes that the Company sold shares at a price of $10 per share less commissions, dealer manager fees and issuer costs.

Pro Forma Six Months Ended June 30, 2012
Cash needed to acquire 17600 Gillette	$20,350
Cash needed to acquire the Brindleyplace Project	59,290
Cash needed to acquire Hock Plaza	17,933
Cash needed to acquire Southpark	13,187
Cash needed to acquire Fifty South Sixth	89,992
Cash needed to acquire Stonecutter Court	54,751
Cash needed to acquire FM Logistic	70,848
Cash needed to acquire Gogolevsky 11	56,450
Cash needed to acquire 250 Royall	57,000
Cash needed to acquire the Campus at Marlborough	45,584
Cash needed to acquire Fisher Plaza	160,000
Cash needed to acquire 9320 Excelsior Boulevard	69,470
Cash needed to acquire the Poland Logistics Portfolio	76,722
Cash needed to acquire 144 Montague	32,946
Cash needed to acquire 100 Brookes Street	23,700
Cash needed to acquire the Minneapolis Retail Center	59,784
Cash needed to acquire 550 Terry Francois	38,000
946,007
Net cash received from each share of common stock issued	$8.80

Common stock needed to purchase the properties listed above	107,501
Less: Historical weighted average common shares outstanding	(100,066)
7,435

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(In thousands, except per share amounts)

	Year Ended December 31, 2011	Adjustments for 550 Terry Francois Acquisition		Other Adjustments		Pro Forma
Revenues:
Rental revenue	$88,657	$19,062	(a)	$94,472	(d)	$202,191
Other revenue	6,869	1,064	(a)	5,157	(d)	13,090
Total revenues	95,526	20,126		99,629		215,281
Expenses:
Property operating expenses	19,403	2,261	(a)	20,939	(d)	42,603
Real property taxes	7,677	2,031	(a)	7,815	(d)	17,523
Property management fees	2,231	559	(b)	2,706	(d)	5,496
Depreciation and amortization	53,167	6,834	(a)	48,247	(d)	108,248
Acquisition related expenses	5,863	—		(5,599)	(e)	264
Asset management and acquisition fees	20,453	—		(6,627)	(f)	13,826
General and administrative expenses	3,129	—		—		3,129
Total expenses	111,923	11,685		67,481		191,089
Income (loss) before other income (expenses) and benefit (provision) for income taxes	(16,397)	8,441		32,148		24,192
Other income (expenses):
Gain (loss) on derivative instruments	(16,523)	—		—		(16,523)
Other gains (losses)	174	—		—		174
Interest expense	(23,167)	(2,826)	(c)	(15,062)	(g)	(41,055)
Interest income	189	—		15		204
Income (loss) before benefit (provision) for income taxes	(55,724)	5,615		17,101		(33,008)
Benefit (provision) for income taxes	(2,885)	—		(1,306)	(d)	(4,191)
Net income (loss)	(58,609)	5,615		15,795		(37,199)
Net (income) loss attributable to noncontrolling interests	1,592	—		—		1,592
Net income (loss) attributable to common stockholders	$(57,017)	$5,615		$15,795		$(35,607)
Basic and diluted income (loss) per common share:	$(0.85)					$(0.33)
Weighted average number common shares outstanding	67,429			40,072	(h)	107,501

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statement.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Year Ended December 31, 2011

(a)
To record the pro forma effect of the Company's acquisition of 550 Terry Francois based on its historical results of operations assuming that the acquisition had occurred on January 1, 2011. Depreciation and amortization was calculated based on the fair values of the investment property and intangible lease assets and liabilities, which are preliminary and subject to change.

(b)	To record the pro forma effect of the Company's 3.0% property management fee assuming that the acquisition of 550 Terry Francois had occurred on January 1, 2011.

(c)
To record the pro forma effect of interest expense on a $142.0 million revolver borrowing related to the acquisition of 550 Terry Francois assuming that the borrowing was outstanding as of January 1, 2011. The interest rate of on the revolver borrowing was 1.99% as of the date of acquisition. No permanent financing has been put into place for 550 Terry Francois.

(d)
To record the pro forma effect of the Company's acquisitions of Stonecutter Court, FM Logistic, Gogolevsky 11, 250 Royall, the Campus at Marlborough, Fisher Plaza, 9320 Excelsior Boulevard, the Poland Logistics Portfolio, 144 Montague, 100 Brookes Street, and the Minneapolis Retail Center based on their historical results of operations assuming that the acquisitions had occurred on January 1, 2011.

(e)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company's acquisitions listed in (d) above.

(f)
To record the pro forma effect of the Company's 1.5% asset management fee assuming that the Company's acquisitions had occurred on January 1, 2011. In addition, this adjustment includes amounts required to eliminate the effect of non-recurring acquisition fees included in the Company's statement of operations for the twelve months ended December 31, 2011 related to these acquisitions of $14.2 million.

(g)
To record the pro forma effect of the Company's interest expense assuming that the Company had permanent financing in place as of January 1, 2011 related to its acquisitions of Stonecutter Court, Gogolevsky 11, the Campus at Marlborough, 144 Montague, the Poland Logistics Portfolio, 100 Brookes Street, and the Minneapolis Retail Center. See Note 4 - Debt Financing in our Form 10-K for the year ended December 31, 2011 for further details related to Stonecutter Court, Gogolevsky 11 and the Campus at Marlborough. See Note 4 - Debt Financing in the June 30, 2012 10-Q for additional information regarding the Company's financing activity related to 144 Montague, the Poland Logistics Portfolio, 100 Brookes Street, and the Minneapolis Retail Center.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Year Ended December 31, 2011

(h)
To record the pro forma effect of the proceeds required from the issuance of shares of the Company's common stock to complete the acquisitions described in (a) and (d) above, less amounts received from the financing activities described in (c) and (g) above.  This adjustment assumes that the Company sold shares at a price of $10 per share less commissions, dealer manager fees and issuer costs.

Pro Forma Year Ended December 31, 2011
Cash needed to acquire 17600 Gillette	$20,350
Cash needed to acquire the Brindleyplace Project	59,290
Cash needed to acquire Hock Plaza	17,933
Cash needed to acquire Southpark	13,187
Cash needed to acquire Fifty South Sixth	89,992
Cash needed to acquire Stonecutter Court	54,751
Cash needed to acquire FM Logistic	70,848
Cash needed to acquire Gogolevsky 11	56,450
Cash needed to acquire 250 Royall	57,000
Cash needed to acquire the Campus at Marlborough	45,584
Cash needed to acquire Fisher Plaza	160,000
Cash needed to acquire 9320 Excelsior Boulevard	69,470
Cash needed to acquire the Poland Logistics Portfolio	76,722
Cash needed to acquire 144 Montague	32,946
Cash needed to acquire 100 Brookes Street	23,700
Cash needed to acquire the Minneapolis Retail Center	59,784
Cash needed to acquire 550 Terry Francois	38,000
946,007
Net cash received from each share of common stock issued	$8.80

Common stock needed to purchase the properties listed above	107,501
Less: Historical weighted average common shares outstanding	(67,429)
40,072

Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2012 and
the Year Ended December 31, 2011

(1)  Investment Properties Acquired After January 1, 2011

On March 11, 2011, the Company acquired all of the share capital of Sofina for the sole purpose of acquiring Stonecutter Court, a core office building with two adjacent, ancillary buildings located in London, United Kingdom. Stonecutter Court was constructed in 1995 and consists of 152,829 square feet of rentable area that is 100% leased to three tenants.

On April 27, 2011, a subsidiary of the Company acquired Dolorous Limited and Ifmall Finance Ltd. for the sole purpose of acquiring FM Logistic Industrial Park. FM Logistic Industrial Park was constructed from 1998 - 2004 and consists of 748,578 square feet of rentable area that is 100% leased to one tenant.

On August 25, 2011, a subsidiary of the Company acquired Maxrange and Fibersoft Limited for the sole purpose of acquiring Gogolevsky 11, a nine-story office building located in Moscow, Russia.  Gogolevsky 11 was constructed in 1996 and consists of 85,740 square feet of rentable area that is 100% leased to six tenants.

On September 9, 2011, a subsidiary of the Company acquired 250 Royall Street, an office building located in Canton, Massachusetts.  250 Royall Street was constructed in 2002 and consists of 185,171 square feet of rentable area that is 100% leased to one tenant.

On October 28, 2011, a subsidiary of the Company acquired the Campus of Marlborough, a complex of three interconnected office buildings and one amenity building along with an undeveloped parcel of land located in Marlborough, Massachusetts. The Campus at Marlborough was constructed in 1999 and consists of 532,246 square feet of rentable area that is 100% leased to six tenants.

On December 15, 2011, a subsidiary of the Company acquired Fisher Plaza, a two-building office complex located in Seattle, Washington that was constructed from 2000 - 2003 and consists of 293,727 square feet of rentable area and is 96% leased to 39 tenants.

On December 27, 2011, a subsidiary of the Company acquired 9320 Excelsior Boulevard, an office building located in Minneapolis, Minnesota that was constructed in 2010 and consists of 254,915 square feet of rentable area.  In connection with this acquisition, the Company entered into a lease with Cargill, Inc (the seller) for all of the net rentable area of the building.

On March 29, 2012, a subsidiary of the Company acquired a portfolio of four logistics facilities in Poland: ProLogis Park Warsaw I, located in Warsaw, Poland; ProLogis Park Warsaw III, located in Warsaw, Poland; ProLogis Park Bedzin I, located in Upper Silesia, Poland; and ProLogis Park Wroclaw II, located in Wroclaw, Poland.  The net contract purchase price for these four logistics facilities was €98.6 million (approximately $131.3 million based on a rate of $1.33 per Euro as of the transaction date), exclusive of transaction costs and working capital reserves. On October 9, 2012, a subsidiary of the Company acquired a fifth property, ProLogis Park Sosnowiec, which is referred to as the Sosnowiec Asset. The net contract purchase price was €19.9 million (approximately $25.8 million based on a rate of $1.30 per Euro as of the contract date), exclusive of transaction costs and working capital reserves. The Company refers to all five of these logistics facilities located in Poland, collectively, as the Poland Logistics Portfolio. The Poland Logistics Portfolio properties were constructed between 1995 and 2009 and consist of 2,270,054 square feet of rentable area that is 93% leased to 26 tenants.

On April 16, 2012, a subsidiary of the Company acquired 144 Montague, an office building located in Brisbane, Australia.  The net contract purchase price was 88.1 million Australian dollars (“AUD”) (approximately $91.3 million using a rate of $1.04 per AUD as of the transaction date).  Hines Global funded the acquisition using proceeds from our current public offering and debt financing.

On July 13, 2012, a subsidiary of the Company acquired 100 Brookes Street, an office building located in Brisbane, Australia. The net purchase price for 100 Brookes Street was 66.5 million AUD ($67.6 million assuming a rate of $1.02 per AUD based on the exchange rate in effect on the transaction date), exclusive of transaction costs, financing fees and working capital reserves. The acquisition was funded using proceeds from the Initial Offering and a 43.2 million AUD ($43.9 million assuming a rate of $1.02 per AUD based on the transaction date) mortgage loan with the Bank of Western Australia Ltd.

On August 1, 2012, a wholly-owned subsidiary of the Company acquired Minneapolis Retail Center, a retail project located just outside Minneapolis, Minnesota. The net purchase price was $125.3 million dollars, exclusive of transaction costs and working capital reserves. The acquisition was funded using proceeds from the Initial Offering, borrowings under the Revolving Credit Facility and a $65.5 million mortgage loan with Allianz Life Insurance Company of North America.

On August 31, 2012, a wholly-owned subsidiary of the Company acquired 550 Terry Francois, a core office building located in San Francisco, California. The net purchase price for 550 Terry Francois was $180.0 million, exclusive of transaction costs and working capital reserves. The acquisition was funded using proceeds from the Initial Offering and borrowings under the Revolving Credit Facility.

The unaudited pro forma consolidated balance sheet assumes that the acquisitions of 100 Brookes Street, Minneapolis Retail Center and 550 Terry Francois occurred on June 30, 2012 and the unaudited pro forma consolidated statements of operations assume that all acquisitions described above occurred on January 1, 2011.